UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04605

First Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: March 31

Date of reporting period: December 31, 2014

Item 1 – Schedule of Investments.

Consolidated Portfolio of Investments as of December 31, 2014 (Unaudited)

FIRST OPPORTUNITY FUND, INC.

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (68.8%)
DOMESTIC COMMON STOCKS (61.5%)
Banks & Thrifts (15.2%)
29,289	Bank of Commerce Holdings	$174,855
20,018	Centerstate Banks, Inc.	238,412
43,644	Central Valley Community Bancorp	483,576
12,300	Citizens & Northern Corp.	254,241
60,000	Community Bank*(a)(b)(c)	8,127,000
77,436	Eastern Virginia Bankshares, Inc.*	501,011
39,700	First American International*	688,795
116,276	First Capital Bancorp, Inc.*	511,614
26,549	First Merchants Corp.	603,990
193,261	Florida Capital Group*(a)(b)(c)	8,059
60,000	Independence Bank*	882,000
126,100	Metro Bancorp, Inc.*	3,268,512
48,450	National Bancshares, Inc., Escrow*(a)(b)(c)	15,848
4,000	North Dallas Bank & Trust Co.	234,720
30,400	Oak Ridge Financial Services, Inc.*	238,640
1,900	Old Point Financial Corp.	28,500
55,000	San Diego Private Bank*	775,500
92,195	Southern First Bancshares, Inc.*	1,505,544
79,900	Southern National Bancorp of Virginia, Inc.	902,870
365,646	Square 1 Financial, Inc. - Class A*	9,031,456
43,178	Valley Commerce Bancorp	658,465
419,789	Wells Fargo & Co.	23,012,833
12,404	Xenith Bankshares, Inc.*	79,386

		52,225,827

Construction Machinery (2.8%)
103,700	Caterpillar, Inc.	9,491,661

Diversified Financial Services (7.1%)
303,800	JPMorgan Chase & Co.	19,011,804
125,890	Mackinac Financial Corp.	1,519,492
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	2,816,500
134,192	Tiptree Financial, Inc.*	1,086,955

		24,434,751

Environmental Control (0.4%)
30,000	Republic Services, Inc.	1,207,500

Healthcare Products & Services (2.1%)
70,900	Johnson & Johnson	7,414,013

Insurance (0.1%)
19,678	Forethought Financial Group, Inc., Escrow - Class A*(a)(b)(c)	445,659

Mining (2.9%)
425,300	Freeport-McMoRan, Inc.	9,935,008

Mortgages & REITS (0.0%)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	0

Shares	Description	Value (Note 1)
Oil & Gas (5.3%)
162,400	Chevron Corp.	$18,218,032

Pharmaceuticals (5.6%)
20,447	Merck & Co., Inc.	1,161,185
581,400	Pfizer, Inc.	18,110,610

		19,271,795

Registered Investment Companies (RICs) (0.3%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	908,800

Retail (0.2%)
10,000	Wal-Mart Stores, Inc.	858,800

Savings & Loans (6.9%)
10,000	Auburn Bancorp, Inc.*	80,000
33,500	Eagle Bancorp Montana, Inc.	363,475
31,254	Georgetown Bancorp, Inc.	514,128
84,989	Hampden Bancorp, Inc.	1,818,765
22,030	HF Financial Corp.	307,319
47,216	Home Bancorp, Inc.	1,083,135
42,000	Liberty Bancorp, Inc.	598,500
16,122	Malvern Bancorp, Inc.*	196,205
310,300	MidCountry Financial Corp.*(a)(b)(c)	3,407,094
106,998	Ocean Shore Holding Co.	1,541,841
29,100	Old Line Bancshares, Inc.	460,362
168,810	Pacific Premier Bancorp, Inc.*	2,925,477
165,930	Perpetual Federal Savings Bank(e)	3,484,530
40,650	Redwood Financial, Inc.(e)	1,158,525
89,993	River Valley Bancorp	1,905,152
6,300	Royal Financial, Inc.*	48,195
276,588	SI Financial Group, Inc.	3,081,190
110,500	Third Century Bancorp(e)	846,430

		23,820,323

Software & Services (6.1%)
57,000	International Business Machines Corp.	9,145,080
266,300	Oracle Corp.	11,975,511

		21,120,591

Technology, Hardware & Equipment (5.6%)
638,825	Cisco Systems, Inc.	17,768,917
23,000	Harris Corp.	1,651,860

		19,420,777

Tobacco Products (0.9%)
42,000	Altria Group, Inc.	2,069,340
11,000	Philip Morris International, Inc.	895,950

		2,965,290

TOTAL DOMESTIC COMMON STOCKS (Cost $164,664,083)		211,738,827

LIMITED PARTNERSHIPS (0.7%)
66,500	Enterprise Products Partners LP	2,401,980

		2,401,980

TOTAL LIMITED PARTNERSHIPS (Cost $1,617,773)		2,401,980

Shares	Description	Value (Note 1)
FOREIGN COMMON STOCKS (6.5%)
Banks & Thrifts (0.2%)
5,490	GronlandsBANKEN A/S	$545,927

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,343,791

Iron/Steel (1.3%)
72,000	POSCO, Sponsored ADR	4,594,320

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.(a)(b)(c)	1,693,598

Oil & Gas (0.3%)
18,000	Total SA, Sponsored ADR	921,600

Pharmaceuticals (3.0%)
24,000	Sanofi	2,197,258
180,300	Sanofi, ADR	8,223,483

		10,420,741

Real Estate (0.8%)
98,000	Cheung Kong Holdings, Ltd.	1,646,676
2,490,000	Midland Holdings, Ltd.*	1,265,125

		2,911,801

TOTAL FOREIGN COMMON STOCKS (Cost $21,205,511)		22,431,778

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., strike price $1.00, Expires 2/8/2022*(c)	131,095
26,230	Flagstar Bancorp, strike price $10.00, Expires 1/30/2019*(c)	165,491

		296,586

TOTAL DOMESTIC WARRANTS (Cost $0)		296,586

TOTAL LONG TERM INVESTMENTS (Cost $187,487,367)		236,869,171

SHORT TERM INVESTMENTS (14.9%)
Money Market Funds (14.9%)
2,263,247	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	2,263,247

Shares	Description	Value (Note 1)
Money Market Funds (continued)
49,050,000	JPMorgan Prime Money Market Fund (7 day Yield 0.063%)	$49,050,000

TOTAL SHORT TERM INVESTMENTS (Cost $51,313,247)		51,313,247

TOTAL INVESTMENTS (83.7%) (Cost $238,800,614)		288,182,418
TOTAL OTHER ASSETS LESS LIABILITIES (16.3%)		56,739,499

TOTAL NET ASSETS (100.0%)		$344,921,917

*	Non-income producing security.
(a)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 4).
(b)	Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of December 31, 2014, these securities had a total value of $13,697,258 or 3.97% of Total Net Assets.
(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of December 31, 2014 was $16,810,344 or 4.87% of Total Net Assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014 these securities had a total value of $2,816,500 or 0.82% of Total Net Assets.
(e)	Affiliated Company. (See Note 3).

Percentages are stated as a percent of the Total Net Assets.

Common Abbreviations:

A/S	- Aktieselskab is a Danish term for joint stock company.
ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LP	- Limited Partnership.
Ltd.	- Limited.
REIT	- Real Estate Investment Trust.
SA	- Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets
United States	77.2%
France	3.3%
South Korea	1.3%
Hong Kong	0.8%
India	0.5%
Germany	0.4%
Denmark	0.2%
Other Assets Less Liabilities	16.3%

Notes to Quarterly Consolidated Portfolio of Investments

December 31, 2014 (Unaudited)

Note 1. Valuation and Investment Practices

Basis for Consolidation: The accompanying Consolidated Portfolio of Investments includes the investment position of FOFI 1, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of First Opportunity Fund, Inc. (the “Fund” or “FOFI”), organized under the laws of the Cayman Islands. FOFI 1, Ltd. invested in Bay Pond Partners, LP, until redemption of the hedge fund on September 30, 2014. FOFI 2, Ltd., which contained cash and accruals for expenses related to the subsidiary, was dissolved on September 30, 2014. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of December 31, 2014 was $57,028,153 or 16.53% of the Fund’s consolidated total net assets.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, price to tangible book value multiple, future cash distribution, book value multiple and price to earnings multiple. In such circumstances, the Valuation Committee of the advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Consolidated Portfolio of Investments includes investments valued at $16,810,344 (4.87% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Banks & Thrifts	$43,386,125	$688,795	$8,150,907	$52,225,827
Construction Machinery	9,491,661	–	–	9,491,661
Diversified Financial Services	21,618,251	–	2,816,500	24,434,751
Environmental Control	1,207,500	–	–	1,207,500
Healthcare Products & Services	7,414,013	–	–	7,414,013
Insurance	–	–	445,659	445,659
Mining	9,935,008	–	–	9,935,008
Mortgages & REITS	–	–	0	0
Oil & Gas	18,218,032	–	–	18,218,032
Pharmaceuticals	19,271,795	–	–	19,271,795
Registered Investment Companies (RICs)	908,800	–	–	908,800
Retail	858,800	–	–	858,800
Savings & Loans	20,413,229	–	3,407,094	23,820,323
Software & Services	21,120,591	–	–	21,120,591
Technology, Hardware & Equipment	19,420,777	–	–	19,420,777
Tobacco Products	2,965,290	–	–	2,965,290

Domestic Common Stocks	196,229,872	688,795	14,820,160	211,738,827

Banks & Thrifts	545,927	–	–	545,927
Insurance	1,343,791	–	–	1,343,791
Iron/Steel	4,594,320	–	–	4,594,320
National Stock Exchange	–	–	1,693,598	1,693,598
Oil & Gas	921,600	–	–	921,600
Pharmaceuticals	10,420,741	–	–	10,420,741
Real Estate	2,911,801	–	–	2,911,801

Foreign Common Stocks	20,738,180	–	1,693,598	22,431,778

Limited Partnerships	2,401,980	–	–	2,401,980
Domestic Warrants	–	296,586	–	296,586
Short Term Investments	51,313,247	–	–	51,313,247

TOTAL	$270,683,279	$985,381	$16,513,758	$288,182,418

The Fund evaluates transfers into or out of Levels 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

Transfers into and out of Levels 1 and 2 as of December 31, 2014 were as follows:

	Level 1 – Quoted and Unadjusted Prices				Level 2 – Other Significant Observable Inputs
		Transfers In		Transfers (Out)		Transfers In		Transfers (Out)
Domestic Common Stocks	$	5,261,155	$	–	$	–	$	(5,261,155)
Total	$	5,261,155	$	–	$	–	$	(5,261,155)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2014	Corporate Action	Realized Gain	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2014
Domestic Common Stocks	$ 16,643,418	$ (2,058,848)	$ 402,176	$ 924,385	$ (402,176)	$ –	$ (688,795)	$ 14,820,160
Foreign Common Stocks	1,462,197	–	–	231,401	–	–	–	1,693,598
Domestic Hedge Funds	57,663,820	–	17,652,175	(18,276,635)	(57,039,360)	–	–	–
Foreign Hedge Funds	58,180,252	–	17,914,383	(18,136,602)	(57,958,033)	–	–	–
Total	$ 133,949,687	$ (2,058,848)	$ 35,968,734	$ (35,257,451)	$ (115,399,569)	$ –	$ (688,795)	$ 16,513,758

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

Fair Value (USD)		Valuation Technique	Unobservable Inputs(a)	Range

Domestic Common Stocks:
Banks & Thrifts	$8,135,059	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	1.3232x- 1.6766x
	$15,848	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

			Future Cash Distribution	$0.02
Diversified Financial Services	$2,816,500	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.6305x
Insurance	$445,659	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

			Future Cash Distribution	$28.31
Mortgages & REITS	$0	Book Value Approach	Book Value Multiple	0.00x
Savings & Loans	$3,407,094	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.3972x

Foreign Common Stocks:
National Stock Exchange	$1,693,598	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	31.6082x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for lack of marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease
Book Value Multiple	Increase	Decrease
Price to Earnings Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund previously had highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the concentrated positions in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Industry Diversification: The Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note 2. Unrealized Appreciation/ (Depreciation)

On December 31, 2014, based on cost of $238,282,439 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $68,510,499, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $18,610,520, resulting in net unrealized appreciation of $49,899,979.

Note 3. Transactions with Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/01/14	Purchases	Sales	Ending Share Balance as of 12/31/14	Dividend Income	Realized Gains (Losses)	Value as of 12/31/14
Perpetual Federal Savings Bank	165,930	-	-	165,930	$91,262	$-	$3,484,530
Redwood Financial, Inc.	40,650	-	-	40,650	12,602	-	1,158,525
Third Century Bancorp	110,500	-	-	110,500	9,945	-	846,430
TOTAL					$113,809	$-	$5,489,485

Note 4. Restricted Securities

As of December 31, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of December 31, 2014 are as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets
Community Bank	2/12/08	$912,100	$8,127,000	2.4%
Florida Capital Group	8/23/06	2,203,175	8,059	0.0%(a)
Forethought Financial Group, Inc., Escrow - Class A(b)	11/13/09-9/30/10	0	445,659	0.1%
MidCountry Financial Corp.	10/22/04	4,654,500	3,407,094	1.0%
National Bancshares, Inc. Escrow	6/6/06	113,857	15,848	0.0%(a)
NSE India, Ltd.	4/30/10	1,517,269	1,693,598	0.5%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,816,500	0.8%

$11,900,901	$16,513,758	4.8%
(a)	Less than 0.05% of total net assets.
(b)	On January 7, 2014, the merger of Forethought Financial Group into Global Atlantic Financial Group was completed. Following the merger, a holdback of the proceeds was established to fund escrow accounts. The escrow accounts will be released in installments within 3 years after the close of the merger.

Note 5. Redemption of Hedge Funds

In July 2014, the Fund was notified of proposed structural changes to both of its remaining hedge fund investments. In light of the substantive nature of the proposed changes, the managers of the funds allowed investors who did not want to continue as investors under the revised fund terms to redeem their investments in the funds in an off-cycle redemption. The Advisers reviewed the proposed changes and determined that the hedge funds would no longer satisfy the Advisers’ original investment thesis. Consequently, the Advisers gave notice to the hedge fund manager of their decision to redeem the Fund’s hedge fund investments. On September 30, 2014, the Fund’s interest in the hedge funds was redeemed. A 5% holdback was assessed at the time of the redemption, and was collected in full on October 29, 2014.

Note 6. Line of Credit and Securities Lending

On December 7, 2012 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $30,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP is permitted in its discretion, with 270 calendar days’ advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period ended December 31, 2014, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $0 and 0.00%, respectively. As of December 31, 2014, the amount of such outstanding borrowings is $0. The interest rate applicable to the borrowings on December 31, 2014 was 0.00%. As of December 31, 2014 the amount of Pledged Collateral was $0.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of December 31, 2014, the value of securities on loan was $0.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended December 31, 2014.

Note 7. Fund Reorganization

On November 14, 2014, the Fund, Boulder Growth & Income Fund, Inc (“BIF”), Boulder Total Return Fund, Inc. (“BTF”), and The Denali Fund Inc. (“DNY”) announced that at a joint special meeting of stockholders, stockholders of each fund approved all proposals presented with regard to the reorganization of each of BTF, DNY, and FOFI into BIF, the single surviving fund.

At the special meeting, the stockholders approved the following proposals:

•	FOFI stockholders approved (i) an amendment to FOFI’s charter eliminating the right of stockholders to demand the fair value for shares in connection with a reorganization of FOFI with another affiliated investment company and (ii) the agreement and plan of reorganization pursuant to which FOFI will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of FOFI;

•	BTF stockholders approved an agreement and plan of reorganization pursuant to which BTF will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of BTF;

•	DNY stockholders approved an agreement and plan of reorganization pursuant to which DNY would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of DNY; and

•	BIF stockholders approved (i) the issuance of additional common shares of BIF in connection with the reorganizations pursuant to an agreement and plan of reorganization among the Funds, (ii) the elimination of a fundamental investment policy limiting BIF’s ability to invest more than 4% of total assets in any single issuer; and (iii) new investment co-advisory agreements with Rocky Mountain Advisers, LLC and Stewart Investment Advisers (aka, Stewart West Indies Trading Company, Ltd).

In addition, it was announced that in recognition of BIF stockholder approval of the new advisory agreements which contemplate a 1.00% advisory fee, the advisers for all the funds have agreed to reduce the advisory fee for each of the funds (currently at 1.25% with a 0.10% temporary waiver) to a flat rate of 1.00% (i.e., 1.25% contractual rate less a 0.25% waiver), effective December 1, 2014, through the effectiveness of the reorganizations.

Item 2 – Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant      First Opportunity Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 27, 2015

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer,
Chief Accounting Officer, Vice President,
Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 27, 2015